UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2023

ELECTRONIC SERVITOR PUBLICATION NETWORK, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-55809	82-1873116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 1st Ave. N., Suite 100 Minneapolis, MN	55401
(Address of Principal Executive Offices)	(Zip Code)

(833) 991-0800

(Registrant’s Telephone Number, Including Area Code)

CannAssist International Corp.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	XESP	NONE

ELECTRONIC SERVITOR PUBLICATION NETWORK INC.

Form 8-K

Current Report

Item 1.01. Entry into a Material Definitive Agreement.

The description of the 2023 Equity Incentive Plan (as defined below) set forth under Item 5.02 is hereby incorporated by reference into this Item 1.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

Adoption of the 2023 Equity Incentive Plan

On September 22, 2023, the Board of Directors of Electronic Servitor Publication Network Inc. (the “Company”) adopted and approved the Electronic Servitor Publication Network Inc. 2023 Equity Incentive Plan (the “2023 Equity Incentive Plan”), subject to stockholder approval of the 2023 Equity Incentive Plan. Up to 30,000,000 shares of common stock may be issued under the 2023 Equity Incentive Plan.

The purposes of the 2023 Equity Incentive Plan are to attract and retain the best available team for positions of substantial responsibility, to provide additional incentive to employees, directors, and consultants, and to enhance the visibility of the Company in the industry and promote the success of the Company’s business, including the growth in value of the Company’s equity and enhancement of long-term stockholder return. These incentives are provided through the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units performance units or performance shares.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Electronic Servitor Publication Network Inc. 2023 Equity Incentive Plan, dated as of September 22, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC SERVITOR PUBLICATION NETWORK INC.
Date: September 25, 2023	By:	/s/ Peter Hager
Peter Hager
Chief Executive Officer

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